UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:
(Date of earliest event reported)
June 11, 2007

FROZEN FOOD EXPRESS INDUSTRIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Texas (State or other jurisdiction of incorporation)	1-10006 Commission File Number	75-1301831 (IRS Employer Identification No.)
1145 Empire Central Place Dallas, Texas 75247-4309 (Address of principal executive offices)		(214) 630-8090 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.	Change in Registrant’s Certifying Accountant
(a)	Previous principal accountants:

KPMG LLP (“KPMG”) was previously the principal accountant for Frozen Food Express Industries, Inc. (the "Company"). On June 11, 2007, KPMG was dismissed as the Company’s principal accountants. The Audit Committee of the Company’s Board of Directors participated in and approved the decision to dismiss KPMG as the Company’s principal accountants.

During the two fiscal years ended December 31, 2006 and the subsequent interim period through June 11, 2007, there have been no disagreements, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference in connection with their opinion to the subject matter of the disagreement.

During the two fiscal years ended December 31, 2006 and the subsequent interim period through June 11, 2007, there were no reportable events within the meaning of Item 304(a)(1)(v), except that KPMG advised the Company of the following material weaknesses:

In its Annual Report on Form 10-K as of and for the fiscal year ended December 31, 2005 and in its Quarterly Reports on Form 10-Q as of and for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006, the Company reported it had material weaknesses in the following areas of the Company's internal control over financial reporting: (i) the control environment resulting from the lack of personnel with adequate experience to identify and account for complex or non-routine transactions; (ii) the completeness and accuracy in accounting for the reserve for cargo claims; (iii) the accuracy in the accounting for accrued revenues; (iv) the accuracy of the allowance for doubtful accounts; and (v) inadequate procedures to ensure manually billed revenues were properly reported.

In its Annual Report on Form 10-K as of and for the fiscal year ended December 31, 2006 and its Quarterly Report on Form 10-Q as of and for the quarter ended March 31, 2007, the Company reported it had material weaknesses in its internal control over financial reporting related to the completeness and accuracy in the accounting for the reserve for cargo claims.

The audit reports of KPMG on the consolidated financial statements of the Company as of and for the years ended December 31, 2005 and 2006, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle, except as follows:

KPMG’s report on the consolidated financial statements of the Company as of and for the year  ended December 31, 2006, contained a separate paragraph stating that "As discussed in Note 1  to the Consolidated Financial Statements, effective January 1, 2006, the Company adopted 1) Statement of Financial Accounting Standard 123 (revised 2004), Share Based Payment, and 2)  the provisions of Securities and Exchange Commission Staff Accounting Bulletin No. 108,  Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in the  Current Year Financial Statements.”

KPMG’s report on the consolidated financial statements of the Company as of and for the year ended December 31, 2005, contained a separate paragraph stating that “As discussed in Note 2 to the consolidated financial statements, the consolidated financial statements for the year ended December 31, 2004 have been restated.”

The audit reports of KPMG on management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2005 and 2006 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

KPMG's report on management’s assessment of the effectiveness of internal control over  financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2005 and 2006 indicates that the Company did not maintain effective internal control over financial reporting as of December 31, 2005 and 2006 because of the effect of a  material weakness in the achievement of the objectives of the control criteria and contains an explanatory paragraph identifying the material weaknesses described below:

As of December 31, 2006:

The Company lacked adequate policies and procedures to ensure the completeness and accuracy of the reserve for cargo claims.

As of December 31, 2005:

1.	The Company lacked sufficient personnel resources with adequate expertise to identify and account for complex or non-routine transactions.
2.	The Company lacked adequately designed controls to ensure the completeness and accuracy of the reserve for cargo claims.
3.	The Company lacked adequately designed controls to ensure the accuracy of accrued revenues.
4.	The Company’s controls to ensure the accuracy of the allowances for doubtful accounts were not adequately designed.
5.	The procedures related to the Company’s manually billed revenue were not adequate to ensure the revenues were properly reflected in the general ledger.

The Audit Committee and management have discussed these material weaknesses with KPMG and have authorized KPMG to respond fully to any inquiries about the Company as may be made by the Company's successor principal accountant, Grant Thornton LLP (“GT”).

The Company has provided KPMG with a copy of the above disclosure, and has requested that KPMG furnish a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter from KPMG, dated June 15, 2007, is filed as Exhibit 16 to this Form 8-K.

(b)	New principal accountants:

The Company engaged GT as its new independent registered public accounting firm as of June 11, 2007 for the fiscal year ending December 31, 2007. The decision to engage GT was approved by the Audit Committee of the Company’s Board of Directors. During the fiscal years ended December 31, 2005 and 2006 and through June 11, 2007, the Company has not consulted with GT regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed or (ii) the type of audit opinion that might be rendered on the Company's consolidated financial statements. No written or oral communication between GT and the Company was a factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue.

During the fiscal years ended December 31, 2005 and 2006 and through June 11, 2007, the Company has not consulted with GT regarding any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01.	Financial Statements and Exhibits
(c) EXHIBITS
The following exhibits are furnished pursuant to Item 9.01 of Form 8-K.

16	Letter to the Company from KPMG LLP dated June 15, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FROZEN FOOD EXPRESS INDUSTRIES, INC.

Dated: June 15, 2007	By:	/s/ Thomas G. Yetter
Thomas G. Yetter Senior Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Exhibit Title	Page
16	Letter to the Company from KPMG LLP, dated June 15, 2007	5

4